Exhibit 10.11(a)

                 AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

        This Amendment to Amended and Restated Loan Agreement ("Amendment"), dated as of May 5, 2005 is between CAROLINA NATIONAL TRANSPORTATION INC., an Indiana corporation ("Carolina"); GULF LINE TRANSPORT INC., an Indiana corporation ("Gulf Line"); FIVE STAR TRANSPORT, INC., an Indiana corporation ("Five Star"); Cam TRANSPORT, INC., an Indiana corporation ("CAM"); UNITY LOGISTIC SERVICES INC., an Indiana corporation ("Unity"); ERX, INC., an
Indiana corporation ("ERX"); FRIENDLY TRANSPORT, INC., an Indiana corporation ("Friendly"); TRANSPORT LEASING, INC., an Arkansas corporation ("Transport Leasing"); HARBOR BRIDGE INTERMODAL, INC., an Indiana corporation ("Harbor"); PATRIOT LOGISTICS, INC., an Indiana corporation ("Patriot"); LIBERTY TRANSPORT, INC., an Indiana corporation ("Liberty"); and KEYSTONE LINES CORPORATION, a California corporation ("Keystone"), (Carolina, Gulf Line, Five Star, CAM, Unity, ERX, Friendly, Transport Leasing, Harbor, Patriot, Liberty, and
Keystone are hereinafter each referred to each as a "Borrower Entity", and collectively as the "Borrower"); US 1 INDUSTRIES, INC., an Indiana corporation ("Guarantor"); and U.S. BANK NATIONAL ASSOCIATION, a national banking association ("Lender"). Capitalized terms not defined herein have the meanings ascribed to them in the Loan Agreement, as that term is defined herein.

PRELIMINARY STATEMENT:

        All Borrower Entities have previously entered into an Amended and Restated Loan Agreement with Lender dated as of March 10, 2005 (the "Existing Loan Agreement," and, as amended by this Amendment, the "Loan Agreement").

        Lender has agreed to amend the Existing Loan Agreement to do the following: (i) waive events of default relating to Borrower's failure to comply with certain financial covenants arising out of the Cam Transport Judgment, as that term is defined herein; (ii) make corresponding adjustments to the provisions used to calculate collateral availability, set interest rate pricing, and determine compliance with financial covenants; and (iii) provide for other matters, as set forth herein.

        NOW, THEREFORE, it is hereby agreed as follows:

1. Each of Borrowers and Guarantor represent and warrant that except for the Events of Default waived by Lender pursuant to Section 4 of this Amendment, no Event of Default, except for those Events of Default waived by Section 4 of this Amendment, or Incipient Default exists or will occur as a result of the execution of and performance under this Amendment to Amended and Restated Loan Agreement and that each of their representations and warranties set forth in the Loan Instruments (as the definition of that term is amended by this Amendment) is true and correct as of the date hereof, except to the extent that any such representations or warranties speak exclusively to an earlier date.










2. New definitions are added to Section 1.1 of the Existing Loan Agreement as follows:

        "Cam Transport Judgment: that certain judgment in the amount of $1,700,000 entered against Cam on March 16, 2005, by the Court of Commons Pleas of Allendale County, South Carolina, in the case styled Lina Bennnett vs. Toby M. Ridgeway and Cam Transport, Inc., Case No. 03-CP."

        "Cam Transport Judgment Adjustment: an adjustment to the otherwise applicable financial statements of Borrower, solely for the purposes of:
(1) calculating Eligible Accounts Receivable under; (2) setting interest rate pricing under; and (3) determining compliance with the financial covenants contained in, this Agreement, which adjustment: (1) reverses the Cam Transport Judgment Reserve for the calendar quarter ended December 31, 2004 and all subsequent calendar quarters for which the Cam Transport Judgment remains unsatisfied; and (2) adds as an expense of Borrower the amount of $1,700,000 (or such lesser amount as is actually required to satisfy the Cam Transport Judgment), for the calendar quarter during which the Cam Transport Judgment is satisfied or nullified on appeal or otherwise."

        "Cam Transport Judgment Reserve: a reserve and related expense appearing in the financial statements of Borrower in the amount of $1,700,000, with respect to the Cam Transport Judgment."

3. The following definitions in Section 1.1 of the Existing Loan Agreement are amended and restated in their entirety as follows:

        "Eligible Accounts Receivable: (1) The total amount of the Accounts from completed transactions after deducting (i) Accounts over 75 days past invoice date; (ii) intercompany Accounts; (iii) foreign Accounts; (iv) Accounts to the extent subject to customer setoffs; (v) Accounts for which the portion of the Account aged 75 days past the invoice date is in excess of 50% of the total indebtedness owed to any of the Borrower Entities by the account debtor;
(vi) Accounts for which the account debtor is a Governmental Body, except those for which the account debtor is the government of the United States of America, or any department, commission, board, bureau, agency, public authority or instrumentality thereof and with respect to which all conditions to the pledge of and perfection of a first lien interest in such Accounts under the federal Assignment of Claims Act codified as 41 USC 15 and 31 USC 3727, as amended, on terms satisfactory to Lender, have been satisfied; and (vii) such other reserves as Lender may reasonably deem appropriate, less, only until such time as the Cam Transport Judgment is satisfied, (2) $1,700,000."

         "Loan Instruments:

(i) 	 Loan Agreement;

(ii) 	 Revolving Loan Note;

(iii)  Corporate Guaranty;

(iv) 	 Security Instruments;

(v) 	 Closing Certificate;

(vi) 	 Subordination Agreements;

(vii)  Personal Guaranties;

(viii) Reaffirmations of Personal Guaranties;

(ix) 	 Corporate Guaranty;

(x) 	 Reaffirmation of Corporate Guaranty;

(xi) 	 Standby Letter of Credit;

(xii)  Application and Agreement for Standby Letter of Credit;

(xiii) Continuing Reimbursement Agreement for Standby Letters of Credit; and

(xiv) such other instruments and documents as Lender may reasonably require in connection with the transactions contemplated by this Loan Agreement; as the same may be amended and/or restated from time to time, including without limitation as amended by or pursuant to that certain Amended and Restated Loan Agreement dated March, 10, 2005, by and between the parties hereto, as amended by that certain Amendment to Amended and Restated Loan Agreement dated May 5, 2005."

4. Section 1.8 of the Existing Loan Agreement is amended and restated in its entirety as follows:

"1.8 Waiver of Certain Defaults.

The Loan Agreement requires that Borrower not permit the ratio of Unsubordinated Debt to EBITDA to exceed 3.25 to 1 for the last four (4) calendar quarters. During the four quarters ended March 31, 2005, Borrower allowed said ratio to exceed 3.25 to 1, owing to the Cam Transport Judgment Reserve. The Loan Agreement also requires that Borrower not permit its debt service ratio to be less than 1.25:1 on a rolling four (4) quarter average. During the four quarters ended December 31, 2004, Borrower allowed said ratio to be less than 1.25 to 1, also owing to the Cam Transport Judgment Reserve. Notwithstanding the terms of the Loan Agreement, Lender hereby waives the foregoing Events of Default, without waiving its right strictly to enforce the terms of the Loan Documents in the future."

5. The last sentence of Section 2.3.1 of the Existing Loan Agreement is amended and restated in its entirety as follows:

"For the purposes of this Section 2.3.1, EBITDA shall be determined based on a rolling four (4) quarter average, subject to the Cam Transport Judgment Adjustment for any period to which it is applicable."

6. Section 7.21 of the Existing Loan Agreement is amended and restated in its entirety as follows:

"7.21 Testing of Financial Covenants.

All of the financial covenants set forth in Sections 7.16 though 7.20 shall be fully satisfied by Guarantor and Borrower on a quarterly reporting basis, and shall take into account the Cam Judgment Adjustment for any period to which it is applicable."


7. Simultaneously with the execution hereof, Borrowers and Guarantor shall deliver to Lender the following, duly executed by the parties thereto other than Lender:


(i) Reaffirmations of Personal Guaranties of Michael Kibler and Harold Antonson, in the forms attached hereto as Exhibits A-1 and A-2;

(ii) Reaffirmation of Corporate Guaranty of Guarantor, in the form attached hereto as Exhibit B;

(iii) Acknowledgements of the holders of Subordinated Indebtedness of, (1) the execution of this Amended and Restated Loan Agreement; (2) the continued effectiveness of those certain Subordination Agreements by and between Lender and, (a) Harold Antonson and Michael Kibler, dated as of April 18, 2000, as amended pursuant to that certain Amendment to Subordination Agreement dated as of August 1, 2002, and (b) August Investment Partnership, as amended and restated pursuant to that certain Amended and Restated Subordination Agreement dated as of August 1, 2002 (collectively, as so amended, the "Subordination Agreements"), in the forms attached hereto as Exhibits C-1 and C-2; and

(iv) A legal opinion from Borrower's counsel, Troutman Sanders, LLP, in a form reasonably satisfactory to Lender's counsel regarding the Borrower's and the Guarantor's authorization, execution and delivery of this Amendment, dated as of the date hereof, and the documents referenced herein to which Borrower and/ or Guarantor are a party, and the incorporation or organization, as the case may be, and the good standing, of each Borrower and of the Guarantor as of the date hereof.

8. All references to the "Loan Agreement" and other terms defined in the Existing Loan Agreement shall be deemed to take account of the Existing Loan Agreement, as amended by this Amendment.

9. Borrowers shall pay Lender a fee in the amount of $25,000, being 0.25% of the Revolving Loan Commitment, simultaneously with the execution of this Amendment, and shall reimburse Lender for all of Lender's out-of-pocket costs related to the transaction contemplated herein, including without limitation public record searches ordered by Lender or its counsel and legal fees incurred by Lender in connection with the preparation of documents, due diligence review or closing regarding the transaction contemplated herein or the enforcement of the terms hereof or of any of the Loan Instruments.

10. From time to time, Borrowers and Guarantor shall execute and deliver to Lender such additional documents as Lender reasonably may require to carry out the purposes of this Amendment and the Loan Instruments and to protect Lender's rights hereunder and thereunder, and shall not take any action inconsistent with the purposes of the Loan Instruments.

11. Except as expressly amended hereby, the terms and conditions of the Existing Loan Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned Borrowers, Lender, and Guarantor have signed this Amendment to Amended and Restated Loan Agreement as of the date first above written.











CAROLINA NATIONAL TRANSPORTATION INC., an Indiana corporation

By: /s/ Michael E. Kibler
_________________________
Name: Michael E. Kibler
Title: President


GULF LINE TRANSPORT INC.,
an Indiana corporation

By: /s/ Michael E. Kibler
__________________________
Name: Michael E. Kibler
Title: President


FIVE STAR TRANSPORT, INC.,
an Indiana corporation

By: /s/ Michael E. Kibler
_________________________
Name: Michael E. Kibler
Title: President


CAM TRANSPORT, INC.,
an Indiana corporation

By: /s/ Michael E. Kibler
_________________________
Name: Michael E. Kibler
Title: Secretary

UNITY LOGISTIC SERVICES INC.,
an Indiana corporation

By: /s/ Michael E. Kibler
_________________________
Name: Michael E. Kibler
Title: Vice President


ERX, INC., an Indiana corporation

By: /s/ Michael E. Kibler
_________________________
Name: Michael E. Kibler
Title: Secretary


FRIENDLY TRANSPORT, INC.,
an Indiana corporation

By: /s/ Michael E. Kibler
_________________________
Name: Michael E. Kibler
Title: President


TRANSPORT LEASING, INC.,
an Arkansas corporation

By: /s/ Michael E. Kibler
_________________________
Name: Michael E. Kibler
Title: Vice President


HARBOR BRIDGE INTERMODAL, INC.,
an Indiana corporation

By: /s/ Michael E. Kibler
_________________________
Name: Michael E. Kibler
Title: Vice President


PATRIOT LOGISTICS, INC.,
an Indiana corporation

By: /s/ Michael E. Kibler
_________________________
Name: Michael E. Kibler
Title: President


LIBERTY TRANSPORT, INC.,
an Indiana corporation

By: /s/ Michael E. Kibler
_________________________
Name: Michael E. Kibler
Title: President


KEYSTONE LINES CORPORATION,
an Indiana corporation

By: /s/ Michael E. Kibler
_________________________
Name: Michael E. Kibler
Title: President


US 1 INDUSTRIES, INC., an Indiana corporation

By: /s/ Michael E. Kibler
_________________________
Name: Michael E. Kibler
Title: President


U.S. BANK NATIONAL ASSOCIATION,
a national banking association

By: /s/ Craig B. Collinson
___________________________
Name: Craig B. Collinson
Title: Senior Vice President